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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 23, 2001



                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)



           TEXAS                    000-24677                   76-0306721
        (State of                  (Commission               (I.R.S. Employer
      Incorporation)                File No.)               Identification No.)


                5151 SAN FELIPE, 21ST FLOOR
                      HOUSTON, TEXAS                      77056
         (Address of Principal Executive Offices)       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000




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ITEM 5. OTHER EVENTS.

         On January 23, 2001, BindView Development Corporation ("BindView") issued two press releases. Copies of the press releases are attached as Exhibit
99.1 and 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release

         99.2     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BINDVIEW DEVELOPMENT CORPORATION



Dated:  January 23, 2001               By:   /s/ SCOTT R. PLANTOWSKY
                                          --------------------------------------
                                                 Scott R. Plantowsky,
                                                Chief Financial Officer
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                          EXHIBIT INDEX

       EXHIBIT NO.       DESCRIPTION
       -----------       -----------

         99.1            Press Release

         99.2            Press Release